Summary Prospectus

March 1, 2013, As Revised May 31, 2013

Class / Ticker:  I / AIGIX

Alger International Growth Fund

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2013, As Revised May 31, 2013, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger International Growth Fund seeks long-term capital appreciation.

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no sales charges on purchases or redemptions. "Other Expenses" below are estimated assuming $20 million in net assets. If actual net assets are less, the actual expense ratio will be higher.

Class	I
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.71%
Distribution and/or Shareholder Servicing (12b-1) Fees	.25%
Other Expenses	.33%
Total Annual Fund Operating Expenses	1.29%
Expense Reimbursement*	.14%*
Total Annual Fund Operating Expenses After Expense Reimbursement	1.15%

* Fred Alger Management, Inc. has contractually agreed to reimburse Fund expenses (excluding interest, taxes, brokerage, and extraordinary expenses) through May 30, 2014 to the extent necessary to limit the total annual fund operating expenses of the Class I Shares of the Fund to 1.15% of the class's average daily net assets. This expense reimbursement cannot be terminated.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

Class	1 Year	3 Years	5 Years	10 Years
I	$117	$395	$694	$1,544

Inspired by Change, Driven by Growth.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 148.66% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of foreign companies. Foreign companies are companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive more than 50% of their revenue or profits from businesses, investments, or sales, outside the U.S. The Fund normally focuses its foreign investments in developed countries, but may also invest in emerging market securities. The Fund may invest in companies of any market capitalization, from large, well-established companies to small, emerging growth companies.

The Fund generally invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. The Fund's benchmark is the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA, which is a market capitalization weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the United States. The Fund may also compare its performance to the MSCI Europe, Australasia, and Far East (EAFE) Index, which is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in developed markets, excluding the United States and Canada. While the MSCI EAFE Index excludes stocks of Canadian companies, the Fund may invest in such stocks.

The Fund can also invest in derivative instruments. The Fund currently expects that its primary uses of derivatives will involve: (1) purchasing put and call options and selling (writing) covered put and call options, on securities and securities indexes, to increase gain, to hedge against the risk of unfavorable price movements in the underlying securities, or to provide diversification of risk, and (2) entering into forward currency contracts to hedge the Fund's foreign currency exposure when it holds, or proposes to hold, non-U.S. dollar denominated securities.

Principal Risks

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

The Fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers, particularly emerging country issuers. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The securities of issuers located in emerging markets can be more volatile, and less liquid, than those of issuers in more mature economies.

A small investment in derivatives could have a potentially large impact on the Fund's performance. When purchasing options, the Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by the Fund is exercised, the Fund will not participate in any increase in the underlying security's value above the exercise price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Fund's portfolio securities may not correspond precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks and the risk of non-performance by the contract counterparty.

The following risks also apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Class I Shares were not offered prior to May 31, 2013. Historical performance prior to May 31, 2013 is that of the Fund's Class A Shares. Performance in the bar chart does not reflect the effect of the sales charges imposed on Class A Shares of the Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown. Previously, the Fund followed different investment strategies under the name "Alger Large Cap Growth Fund" and was managed by a different portfolio manager. Performance prior to May 31, 2013 reflects that management style and does not reflect the Fund's current investment strategies and investment personnel. Prior to May 31, 2013, the Fund compared its performance to the Russell 1000 Growth Index. The Fund will compare its performance to the MSCI ACWI ex USA Index to better reflect its investment strategies. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A "return after taxes on distributions and sale of fund shares" may sometimes be higher than the other two return figures; this happens where there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

Best Quarter:		Worst Quarter:
Q2 2003	17.39%	Q4 2008	-26.33%

The total return for Class A Shares for the three months ended March 31, 2013 was 8.39%.

Average Annual Total Return as of December 31, 2012

	1 Year	5 Years	10 Years	Since 12/31/96
Class A (Inception 12/31/96)
Return Before Taxes	3.58%	-2.37%	5.83%	4.82%
Return After Taxes on Distributions	3.31%	-2.46%	5.79%	3.99%
Return After Taxes on Distributions and Sale of Fund Shares	2.33%	-2.05%	5.10%	3.82%
MSCI ACWI ex USA (reflects no deduction for fees, expenses or taxes)	17.39%	-2.44%	10.22%	5.51%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	17.90%	-3.21%	8.70%	4.62%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%	5.10%

Portfolio Management

Investment Manager:	Fred Alger Management, Inc.
Portfolio Manager:	Pedro V. Marcal Senior Vice President and Portfolio Manager Since May 2013

Shareholder Information

Purchasing and Redeeming Fund Shares

The Fund's Class I Shares are not subject to a minimum initial investment. Class I Shares are an investment vehicle for institutional investors such as registered investment advisers, banks, trust companies, and other financial institutions, for investments in employee benefit plans, or for advisory platform investors who pay a separate fee to such institution for the right to invest.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated • 360 Park Avenue South • New York, NY 10010 • 800.992.3863 • www.alger.com

IntGthIns 53113